INVESTMENTS-AFFILIATED COMPANIES	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS-AFFILIATED COMPANIES
INVESTMENTS—AFFILIATED COMPANIES

On November 16, 2007, we purchased for cash an $11.6 million equity interest in a bleach joint venture.  As part of the investment we also entered into several commercial agreements, including agreements by which we would supply raw materials and services, and we would have marketing responsibility for bleach and caustic soda. During 2013, we sold our equity interest in the bleach joint venture which resulted in a gain of $6.5 million. As a result of the sale, as of December 31, 2015, we have recorded a receivable of $8.5 million which is included within other current assets on our consolidated balance sheet. During 2015, we received $8.8 million as a result of the sale.

We hold a 9.1% limited partnership interest in Bay Gas Storage Company, Ltd. (Bay Gas), an Alabama limited partnership, in which EnergySouth, Inc. (EnergySouth) is the general partner with interest of 90.9%.  Bay Gas owns, leases and operates underground gas storage and related pipeline facilities, which are used to provide storage in the McIntosh, AL area and delivery of natural gas to EnergySouth customers.

The following table summarizes our investment in our non-consolidated equity affiliate:

	December 31,
	2015	2014
	($ in millions)
Bay Gas	$25.0	$23.3

The following table summarizes our equity earnings of non-consolidated affiliates:

	Years Ended December 31,
	2015	2014	2013
	($ in millions)
Bay Gas	$1.7	$1.7	$2.1
Bleach joint venture	—	—	0.7
Equity earnings of non-consolidated affiliates	$1.7	$1.7	$2.8

We received net distributions from our non-consolidated affiliates of zero, zero and $1.5 million for 2015, 2014 and 2013, respectively.